                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        June 19, 2001
                                                 -----------------------------



                        WILSONS THE LEATHER EXPERTS INC.
             (Exact name of registrant as specified in its charter)



        MINNESOTA                      0-21543              41-1839933
(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)       Identification No.)



           7401 BOONE AVE. N.
        BROOKLYN PARK, MINNESOTA                         55428
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code      (763) 391-4000
                                                   ---------------------------

ITEM 5. OTHER EVENTS

         On June 19, 2001, Wilsons The Leather Experts Inc. ("Wilsons Leather") amended its senior credit facility with General Electric Capital Corporation and a syndicate of banks. The amended senior credit facility provides for borrowings up to $215 million in aggregate principal amount, which includes a term loan of $25.0 million and a letter of credit subfacility of $85.0 million. The maximum amount available under the senior credit facility is limited to 60% of net inventories (which increases to 65% during the months of July and October and 70% during the months of August and September for inventories of the type that Wilsons Leather sold before the acquisitions of the El Portal Group, Inc. and Bentley's Luggage Corp., plus a $15.0 million seasonal advance) less outstanding letters of credit.

         Interest is payable on borrowings at one or more variable rates determined by LIBOR plus 1.75%, commercial paper rate plus 1.75% or the "prime" rate plus 0.5%. The spreads are subject to change based on financial results and will be decreased by 0.5% on June 19, 2002. Interest is payable on the term loan at the prime rate plus 4%. Wilsons Leather pays monthly fees on the unused portion of the senior credit facility and on the average daily amount of letters of credit outstanding during each month. The senior credit facility expires in May 2004.

         Wilsons Leather plans to use the increased availability under the amended senior credit facility to replenish working capital depleted in previous acquisitions as well as finance other capital needs. Management believes that borrowing capacity under the senior credit facility, together with current and anticipated cash flow from operations, should be adequate to meet Wilsons Leather's anticipated working capital and capital expenditure requirements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

C.      Exhibits

         10.1 Third Amended and Restated Credit Agreement dated as of June 19, 2001 among Wilsons Leather Holdings Inc., as Borrower, the Lenders signatory thereto from time to time, as Lenders, General Electric Capital Corporation, as Agent, Lender, Term Lender and Swing Line Lender, GECC Capital Markets Group, Inc., as Lead Arranger, Fleet National Bank, as Lender and Documentation Agent and First Union National Bank, as Lender and Syndication Agent.

         10.2 Amended and Restated Security Agreement dated as of June 19, 2001 between Wilsons Leather Holdings Inc. and the other Grantors listed on the signature pages thereto, in favor of General Electric Capital Corporation in its capacity as Agent for Lenders.

         10.3 Reaffirmation of Guaranty dated as of June 19, 2001 by Wilsons The Leather Experts Inc., Wilsons Center, Inc., Rosedale Wilsons, Inc., River Hills Wilsons, Inc. and the Store Guarantors listed on the signature pages thereto in favor of General Electric Capital Corporation as Agent for Lenders.

         10.4 Mortgage, Security Agreement, Assignment of Leases and Rents and Financing Statement dated as of June 19, 2001 by Bermans The Leather Experts Inc. in favor of General Electric Capital Corporation as Agent for Lenders.

         10.5 Mortgage, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing dated as of June 19, 2001 by Bentley's Luggage Corp. in favor of General Electric Capital Corporation as Agent for Lenders.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WILSONS THE LEATHER EXPERTS INC.



Date: June 25, 2001                    By /s/ Peter G. Michielutti
                                          -------------------------------------
                                          Peter G. Michielutti
                                          Senior Vice President and Chief
                                            Financial Officer

                               INDEX TO EXHIBITS


      Exhibit
        No.                                         Description                                       Method of Filing
---------------------     ----------------------------------------------------------------    ---------------------------------
        10.1              Third Amended and Restated Credit Agreement dated as of June
                          19, 2001 among Wilsons Leather Holdings Inc., as Borrower, the
                          Lenders signatory thereto from time to time, as Lenders,
                          General Electric Capital Corporation, as Agent, Lender, Term
                          Lender and Swing Line Lender, GECC Capital Markets Group,
                          Inc., as Lead Arranger, Fleet National Bank, as Lender and
                          Documentation Agent and First Union National Bank, as Lender
                          and Syndication Agent.............................................      Electronic Transmission

        10.2              Amended and Restated Security Agreement dated as of June 19,
                          2001 between Wilsons Leather Holdings Inc. and the other
                          Grantors listed on the signature pages thereto, in favor of
                          General Electric Capital Corporation in its capacity as Agent
                          for Lenders.......................................................      Electronic Transmission

        10.3              Reaffirmation of Guaranty dated as of June 19, 2001 by Wilsons
                          The Leather Experts Inc., Wilsons Center, Inc., Rosedale
                          Wilsons, Inc., River Hills Wilsons, Inc. and the Store
                          Guarantors listed on the signature pages thereto in favor of
                          General Electric Capital Corporation as Agent for Lenders.........      Electronic Transmission

        10.4              Mortgage, Security Agreement, Assignment of Leases and Rents
                          and Financing Statement dated as of June 19, 2001 by Bermans
                          The Leather Experts Inc. in favor of General Electric Capital
                          Corporation as Agent for Lenders..................................      Electronic Transmission

        10.5              Mortgage, Security Agreement, Assignment of Leases and Rents,
                          Financing Statement and Fixture Filing dated as of June 19,
                          2001 by Bentley's Luggage Corp. in favor of General Electric
                          Capital Corporation as Agent for Lenders..........................      Electronic Transmission